EXHIBIT 99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Atlas Insurance Trust do hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of Atlas Insurance Trust for the period ended June 30, 2003 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Atlas Insurance Trust.

Date: August 27, 2003

By:	/s/ W. LAWRENCE KEY	By:	/s/ GENE A. JOHNSON
	W. Lawrence Key Executive Vice President & Chief Operating Officer (as Principal Executive Officer)		Gene A. Johnson Vice President & Treasurer (as Principal Financial Officer)